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Scudder GNMA Fund

Class AARP and Class S Shares

Semiannual Report

March 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder GNMA Fund	Ticker Symbol	Fund Number
Class AARP	AGNMX	193
Class S	SGINX	393

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

In February 2003, William Glavin, former President of this mutual fund, left the firm to pursue other opportunities. I have assumed the role of President and look forward to serving your needs. I have been with Scudder or its parent, Deutsche Bank AG and its predecessor companies for more than 25 years. For the past year, I have held, and will continue to hold, the title of Chairman of the Scudder Funds. As President of this mutual fund, I will work closely with the investment management team and the fund's board of directors to ensure that the fund is being managed according to its stated investment objective and with its shareholders' best interests in mind.

After three consecutive years of strong performance, domestic bonds generally continued to provide investors with favorable returns through the first three months of this year. For most diversified investors, a position in bonds has proven to be valuable ballast amidst a storm of slower economic growth, weak corporate earnings and, most recently, the war in Iraq. In fact, a person who had put money entirely in long-term Treasury bonds 10 years ago (as of March 31) would have earned a better total return than someone who had invested entirely in stocks. The performance of stocks is based on returns of the Standard & Poor's 500 index, a group of large-cap stocks generally representative of the US stock market. It is not possible to invest directly into an index. Only three years ago, of course, these results were reversed and stocks held a strong performance advantage when viewed over the previous 10-year period. Remember, however that stocks and Treasuries are very different types of investments. Treasuries are guaranteed by the full faith and credit of the US government as to timely payment of principal and interest, whereas stocks fluctuate with changing market conditions and are not guaranteed. Stocks also tend to be more volatile than other asset classes.

This demonstrates the continued importance of portfolio diversification in any type of environment. Of course past performance is not a guarantee of future results and diversification does not eliminate investment risk.

This is an important point for fixed-income investors to keep in mind in the months ahead. Bonds have already staged a strong rally, and interest rates stand at multi-year lows. It is therefore extremely unlikely that bonds will deliver the same type of performance over the next three years that they have since 2000. Nevertheless, we believe our approach to managing the portfolio will help the fund outperform both its benchmark and its peers in any environment. We emphasize individual security selection, diversification and risk management, and avoid making "bets" on broader factors such as the direction of interest rates. We believe this steady, disciplined approach will help the fund generate attractive long-term performance potential for shareholders in the years ahead.

Sincerely,

Richard T. Hale, President, Scudder GNMA Fund

The opinions and forecasts expressed here are those of Richard T. Hale as of March 31, 2003 and may not come to pass. Past performance is not a guarantee of future results.

Performance Summary March 31, 2003

Average Annual Total Returns
	6-Month++	1-Year	3-Year	5-Year	10-Year
Scudder GNMA Fund - Class AARP	2.19%	8.14%	8.24%	6.46%	5.97%
Lehman Brothers GNMA Index+	2.26%	8.44%	8.93%	7.16%	7.09%

	6-Month++	1-Year	Life of Class*
Scudder GNMA Fund - Class S	2.19%	8.14%	8.45%
Lehman Brothers GNMA Index+	2.26%	8.44%	9.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/03	$ 15.42	$ 15.42
9/30/02	$ 15.44	$ 15.44
Distribution Information: Six Months: Income Dividends	$ .34	$ .34
March Income Dividend	$ .0530	$ .0530
SEC 30-day Yield**	2.33%	2.33%
Current Annualized Distribution Rate**	4.12%	4.12%

Class AARP Lipper Rankings - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	29	of	66	44
3-Year	27	of	53	49
5-Year	17	of	41	41
10-Year	21	of	24	84

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund - Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended March 31

Comparative Results
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,814	$12,682	$13,676	$17,863
	Average annual total return	8.14%	8.24%	6.46%	5.97%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,844	$12,926	$14,134	$19,835
	Average annual total return	8.44%	8.93%	7.16%	7.09%

Scudder GNMA Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,814	$12,461
	Average annual total return	8.14%	8.45%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,844	$12,591
	Average annual total return	8.44%	9.15%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* On July 17, 2000, the Fund commenced offering Class S shares. Index returns begin July 31, 2000.
** Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

During the period, William Chepolis and Sean McCaffrey assumed management responsibility for Scudder GNMA Fund. Prior to that change, both were part of the fund's management team, which had been led by Scott Dolan. In the following interview, Mr. McCaffrey and Mr. Chepolis discuss market conditions and the fund's investment strategy during the six-month period ended March 31, 2003.

Q: How would you describe the fixed-income environment of the past six months?

A: Interest-rate trends during the period reflected the geopolitical outlook and the outlook for the economy, which is to say: uncertain. Rates on two-year Treasuries fell approximately two-tenths of a percentage point, but rates on five-year Treasuries rose just over one-tenth of a percentage point. If you look at the beginning of the period and the end of the period, it doesn't look like a lot happened. But, in between, interest rates jumped around quite a bit depending on expectations for the economy and the war with Iraq. At the same time, we had some disappointing reports from a number of sources, including manufacturers and, importantly, consumers. Although the housing market has held up relatively well and consumer spending has not declined dramatically, measures of consumer confidence have declined. While the corporate environment has shown some signs of improvement, we believe investors still do not have much of an appetite for risk, a climate that tends to favor high-quality fixed-income assets such as Government National Mortgage Association (GNMA), government-agency and Treasury securities.

Q: How did the mortgage market perform during this period?

A: Mortgage rates declined slightly - from about 5.5% to about 5.3%. Rates on mortgages are near historically low levels. The Federal Reserve Board was not active during the period: After cutting short-term interest rates 11 times in 2001, it only cut rates once in 2002, on November 6, when it reduced the federal funds rate by half a percentage point to 1.25%.

Q: How did the fund perform in this environment?

A: The fund's Class S shares' total return of 2.19% was below that of its benchmark, the Lehman Brothers GNMA Index, which returned 2.26% for the six months ended March 31, 2003. However, the average GNMA fund, as tracked by Lipper Inc., returned 1.87%.1 As is often the case, the low-interest rate environment led to a continuation of mortgage refinancings by homeowners. These "prepayments," as they are known, meant mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. The high rate of refinancings was also reflected in the low duration2, or sensitivity to changes in interest rates, of GNMA portfolios. At the end of the period, the fund's duration was 0.87 years, slightly ahead of the Lehman Brothers GNMA Index. To put this in perspective, the duration of the Lehman Brothers GNMA Index was approximately 2½ years at the end of June 2002.

1 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.
2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one percentage point change in market interest rate levels. A duration of 5 means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and fall by 5% for a one percentage point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as compared to bonds with a longer duration. They will, therefore, experience less price erosion in a rising interest rate environment.

Q: Could you talk about how you manage the fund?

A: We strive to provide relatively high current income. We focus on the fund's allocation between GNMAs and Treasury securities - all of which are backed by the full faith and credit of the US government3 - and we do an extensive analysis of prepayment expectations of individual GNMAs. We seek to manage prepayment risk by adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. Over the past year, we have spent most of our time trying to minimize prepayment risk, in part by increasing our holdings of new GNMA securities, which tend to have a lower prepayment rate than one- and two-year-old securities. The older, higher-yielding GNMAs we own have already gone through a number of refinancing cycles, but have not been prepaid. Also, because we do not believe it's possible to accurately predict the direction of interest rates, we do not try to choose securities based on their maturity dates. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. Currently, we have a fairly high allocation - about 95% of assets - in GNMA securities, reflecting our belief than GNMAs continue to offer attractive yields.

3 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: The fund's dividend has been reduced during the past six months. Would you discuss the reasons for this?

A: The fund's dividend yield is, in part, a reflection of the general trend of interest rates. For the past few years, interest rates have been declining, which means that the rates paid by newer securities in the portfolio are not as high as the rates on securities they are replacing. This is particularly true at times like this, when many

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly. However, the value of GNMAs issued previously with coupons that reflect lower prevailing rates - which are now, of course, less attractive to investors - will generally decline, reducing returns to investors. As a result, GNMA funds tend to perform best in environments in which interest rates are not changing significantly.

homeowners refinance mortgages to take advantage of lower interest rates. When this happens, higher-yielding securities are removed from the portfolio. We should point out, however, that lower interest rates impact all fixed-income investments, not just GNMA funds.

Q: Do you see the refinancing boom ending anytime soon?

A: We think we have a ways to go on refinancing. It is still economically attractive for a very large portion of mortgage holders to refinance, but they have had that incentive for the past six months and many have not done so. Typically we see "waves" of refinancings as interest rates make new lows. We just saw one of these lows in late March, and we think this will cause an increase in prepayments over the next few months. After that, we believe prepayments will moderate. In the meantime, we believe that our heavier allocation to newer mortgages should help the portfolio in this type of environment.

Q: What are your performance goals for the fund?

A: While no one can guarantee future performance, our goal is to generate relatively high current income. On a long-term basis, we seek returns that are above the fund's Lehman Brothers GNMA Index benchmark. We believe that our investment discipline has the potential to help us achieve that goal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Sector Diversification	3/31/03	9/30/02

Government National Mortgage Association	95%	93%
US Treasury Obligations	1%	2%
Cash Equivalents, net	4%	5%
	100%	100%

GNMA Coupons*	3/31/03	9/30/02

5.0%-6.0%	30%	12%
6.5%-7.0%	55%	66%
7.5%-8.0%	14%	21%
Greater than 8.0%	1%	1%
	100%	100%

* Exclude Cash Equivalents and US Treasury Obligations
Effective Maturity	3/31/03	9/30/02

Less than 5 years	93%	97%
5-8 years	7%	-
Greater than 8 years	-	3%
	100%	100%

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.5%
US Treasury Notes, 3.875%, 2/15/2013 (e) (Cost $23,032,656)	23,000,000	23,096,140

Government National Mortgage Association 95.4%
5.0% with various maturities until 4/1/2033 (c) (d)	106,500,000	108,218,099
5.5% with various maturities until 4/1/2033 (d)	257,300,000	264,030,999
6.0% with various maturities until 5/1/2033 (c) (d)	851,066,111	887,207,250
6.5% with various maturities until 4/1/2033 (d)	1,367,995,642	1,437,035,527
7.0% with various maturities until 11/15/2032	796,738,088	844,580,552
7.5% with various maturities until 1/15/2033	465,245,256	497,917,921
8.0% with various maturities until 9/15/2032	95,778,946	103,867,262
8.5% with various maturities until 2/15/2031	6,666,771	7,285,372
9.0% with various maturities until 9/15/2030	10,056,567	11,108,713
10.5% with various maturities until 1/20/2021	2,394,781	2,780,930
11.5% with various maturities until 2/15/2016	414,748	485,338
12.0% with various maturities until 7/15/2015	1,198,192	1,419,932
12.5% with various maturities until 8/15/2015	1,015,895	1,210,184
13.0% with various maturities until 7/15/2015	167,436	201,127
13.5% with various maturities until 10/15/2014	184,826	224,371
14.0% with various maturities until 12/15/2014	75,166	91,375
14.5%, 10/15/2014	55,726	68,941
15.0% with various maturities until 10/15/2012	49,238	60,942
16.0%, 2/15/2012	29,983	37,709
Total Government National Mortgage Association (Cost $4,103,238,596)		4,167,832,544

	Shares	Value ($)

Cash Equivalents 27.0%
Scudder Cash Management QP Trust, 1.37% (Cost $1,177,006,443) (b)	1,177,006,443	1,177,006,443

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,303,277,695) (a)	122.9	5,367,935,127
Other Assets and Liabilities, Net	(22.9)	(1,000,182,274)
Net Assets	100.0	4,367,752,853

(a) The cost for federal income tax purposes was $5,302,610,321. At March 31, 2003, net unrealized appreciation for all securities based on tax cost was $65,324,806. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,312,849 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,988,043.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.
(d) Mortgage dollar rolls included.
(e) At March 31, 2003, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At March 31, 2003 open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 year US Treasury Notes	6/19/2003	828	93,768,163	93,978,000	(209,837)
10 year US Treasury Notes	6/19/2003	206	23,556,795	23,664,250	(107,455)
Total unrealized depreciation on open futures contracts sold short					(317,292)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $5,303,277,695)	$ 5,367,935,127
Receivable for investments sold	233,150,770
Interest receivable	20,464,306
Receivable for Fund shares sold	1,547,244
Total assets	5,623,097,447
Liabilities
Payable for investments purchased	53,572,949
Payable for when-issued and forward delivery securities	343,304,981
Payable for investments purchased - mortgage dollar rolls	846,618,227
Payable for Fund shares redeemed	7,164,989
Payable for daily variation margin on open futures contracts	381,125
Deferred mortgage dollar roll income	1,804,752
Accrued management fee	1,398,069
Other accrued expenses and payables	1,099,502
Total liabilities	1,255,344,594
Net assets, at value	$ 4,367,752,853
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(20,836,794)
Net unrealized appreciation (depreciation) on: Investments	64,657,432
Futures	(317,292)
Accumulated net realized gain (loss)	(250,839,573)
Paid-in capital	4,575,089,080
Net assets, at value	$ 4,367,752,853
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,943,285,219 / 255,652,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.42
Class S Net Asset Value, offering and redemption price per share ($424,467,634 / 27,522,851 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 79,634,560
Mortgage dollar roll income	13,123,863
Total income	92,758,423
Expenses: Management fee	8,799,085
Administrative fee	6,599,334
Trustees' fees and expenses	37,589
Other	52,781
Total expenses, before expense reductions	15,488,789
Expense reductions	(111)
Total expenses, after expense reductions	15,488,678
Net investment income	77,269,745
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	47,497,626
Futures	(2,994,229)
44,503,397
Net unrealized appreciation (depreciation) during the period on: Investments	(28,825,081)
Futures	(317,292)
(29,142,373)
Net gain (loss) on investment transactions	15,361,024
Net increase (decrease) in net assets resulting from operations	$ 92,630,769

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income	$ 77,269,745	$ 204,394,889
Net realized gain (loss) on investment transactions	44,503,397	86,035,825
Net unrealized appreciation (depreciation) on investment transactions during the period	(29,142,373)	(18,940,026)
Net increase (decrease) in net assets resulting from operations	92,630,769	271,490,688
Distributions to shareholders from: Net investment income: Class AARP	(88,290,278)	(212,174,285)
Class S	(9,816,261)	(23,007,267)
Fund share transactions: Proceeds from shares sold	197,466,247	567,041,749
Reinvestment of distributions	63,575,929	148,484,253
Cost of shares redeemed	(329,381,099)	(583,667,218)
Net increase (decrease) in net assets from Fund share transactions	(68,338,923)	131,858,784
Increase (decrease) in net assets	(73,814,693)	168,167,920
Net assets at beginning of period	4,441,567,546	4,273,399,626
Net assets at end of period (including accumulated distributions in excess of net investment income of $20,836,794 at March 31, 2003).	$ 4,367,752,853	$ 4,441,567,546

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 15.44	$ 15.32	$ 14.60	$ 14.61	$ 15.40	$ 15.16
Income (loss) from investment operations: Net investment income	.27[c]	.72[c]	.91[c]	.94	.94	.99
Net realized and unrealized gain (loss) on investment transactions	.05	.23	.72	(.01)	(.79)	.24
Total from investment operations	.32	.95	1.63	.93	.15	1.23
Less distributions from: Net investment income	(.34)	(.83)	(.91)	(.94)	(.94)	(.99)
Net asset value, end of period	$ 15.42	$ 15.44	$ 15.32	$ 14.60	$ 14.61	$ 15.40
Total Return (%)	2.19**	6.47	11.50	6.62	.99	8.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,943	3,987	3,875	3,703	4,216	4,593
Ratio of expenses before expense reductions (%)	.70*	.70	.71	.74[d]	.65	.61
Ratio of expenses after expense reductions (%)	.70*	.70	.71	.73[d]	.65	.61
Ratio of net investment income (%)	3.51*	4.76	6.06	6.52	6.25	6.52
Portfolio turnover rate (%)	356e*	351[e]	203[e]	264[e]	245[e]	160
[a] For the six months ended March 31, 2003 (Unaudited).
[b] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .73%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 572%, 384%, 231%, 337% and 258% for the periods ended March 31, 2003, September 30, 2002, 2001, 2000 and 1999, respectively.
* Annualized **Not annualized

Class S
Years Ended September 30,	2003[a]	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.44	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.27[d]	.72[d]	.91[d]	.19
Net realized and unrealized gain (loss) on investment transactions	.05	.23	.72	.16
Total from investment operations	.32	.95	1.63	.35
Less distributions from: Net investment income	(.34)	(.83)	(.92)	(.19)
Net asset value, end of period	$ 15.42	$ 15.44	$ 15.32	$ 14.61
Total Return (%)	2.19**	6.47	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	424	455	399	306
Ratio of expenses (%)	.70*	.70	.72	.68e*
Ratio of net investment income (%)	3.51*	4.76	6.05	6.64*
Portfolio turnover rate (%)	356f*	351[f]	203[f]	264[f]
[a] For the six months ended March 31, 2003 (Unaudited).
[b] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[d] Based on average shares outstanding during the period.
[e] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 572%, 384%, 231% and 337% for the periods ended March 31, 2003, September 30, 2002, 2001 and 2000, respectively.
* Annualized **Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $295,276,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($186,029,000), September 30, 2007 ($9,280,000) and September 30, 2008 ($99,967,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (295,276,000)
Unrealized appreciation (depreciation) on investments	$ 93,415,979

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 235,181,552

* For tax purposes short-term capital gains distributuions are considered ordinary income distributuions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments, US treasury obligations and mortgage dollar rolls) aggregated $6,586,804,302 and $6,548,203,233, respectively. Purchases and sales of US treasury obligations aggregated $912,425,465 and $1,015,360,998, respectively. Mortgage dollar rolls aggregated $4,555,413,137 and $4,570,341,752, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of average daily net assets of each class computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class AARP	$ 5,943,099	$ 986,438
Class S	656,235	108,340
	$ 6,599,334	$ 1,094,778

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $8,462,519 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $111 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	9,635,807	$ 148,867,179	26,224,719	$ 399,844,068
Class S	3,145,994	48,599,068	10,948,493	167,197,681
		$ 197,466,247		$ 567,041,749
Shares issued to shareholders in reinvestment of distributions
Class AARP	3,600,483	$ 55,413,175	8,529,730	$ 129,415,929
Class S	530,495	8,162,754	1,256,765	19,068,324
		$ 63,575,929		$ 148,484,253
Shares redeemed
Class AARP	(15,717,454)	$ (242,710,156)	(29,565,503)	$ (449,880,054)
Class S	(5,622,233)	(86,670,943)	(8,765,183)	(133,787,164)
		$ (329,381,099)		$ (583,667,218)
Net increase (decrease)
Class AARP	(2,481,164)	$ (38,429,802)	5,188,946	$ 79,379,943
Class S	(1,945,744)	(29,909,121)	3,440,075	52,478,841
		$ (68,338,923)		$ 131,858,784

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002